UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 18, 2018

PROBILITY MEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-55074	33-1221758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1517 San Jacinto Street, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:      (713) 856-7022

(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

ProBility Media Corporation

January 18, 2018

Item 1.01.	Entry into a Material Definitive Agreement.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 3.02.	Unregistered Sales of Equity Securities.

Acquisition of North American Crane Bureau Group, Inc.

On January 30, 2018, ProBility Media Corporation (“ProBility Media”) completed the purchase of all of the outstanding shares of common stock of North American Crane Bureau Group, Inc., a provider of crane operator training, certification and inspection (“NACB Group”), pursuant to the terms of a Stock Purchase Agreement, dated as of January 18, 2018 (effective as of November 1, 2017), by and among ProBility Media, NACB Group and the stockholders of NACB Group (the “NACB Stock Purchase Agreement”).

The aggregate consideration at closing for the acquisition of NACB Group consisted of (a) a cash payment of $500,000 and (b) the issuance of a promissory note in the principal amount of $250,000, payable in two equal installments of $125,000 on the first and second anniversaries of the closing date. The note bears interest at the rate of 1.68% per year, is not convertible into ProBility Media shares and is secured by a pledge of the NACB shares acquired by ProBility Media in the transaction. Payments under the note may be withheld to satisfy indemnifiable claims made by ProBility Media with respect to any misrepresentations or breaches of warranty under the NACB Stock Purchase Agreement by NACB Group or the stockholders of NACB Group within two years after the closing of the acquisition. As part of the acquisition, ProBility Media also assumed NACB Group’s loan from BankUnited, N.A. in the approximate amount of $120,000 and note to a former stockholder of NACB Group in the approximate amount of $110,000.

At the closing of the acquisition, ProBility Media entered into a three-year Consulting Agreement with Ted L. Blanton Sr., the former principal owner and Chief Executive Officer of NACB Group. Mr. Blanton will continue to be the President of the NACB Group subsidiary of ProBility Media. Under the terms of the Consulting Agreement, ProBility agreed to pay Mr. Blanton a consulting fee of $100,000 per year and issue to him shares of ProBility common stock valued at $750,000 (using the common stock price of $0.50 per share), payable in three equal installments of 500,000 shares on each of the closing date, 18 months after the closing date and 36 months after the closing date. The shares of ProBility Media issued to Mr. Blanton are subject to a lock-up agreement pursuant to which he may not sell or otherwise transfer the shares for one year following the respective share issuance date and is limited during the second year to a monthly sale amount equal to 10% of the daily volume from the prior month. The Consulting Agreement also contains covenants restricting Mr. Blanton from engaging in any activities competitive with ProBility Media or NACB Group during the term of such agreement, and prohibiting him from disclosure of confidential information regarding either company at any time.

Based in Lake Mary, Florida, NACB Group’s mission is to provide the most comprehensive safety training courses, materials and certifications for operators, inspectors and trainers within the crane and lifting industries both in the United States and around the world. NACB Group is a partner with the National Center for Construction Education & Research (NCCER) in the development of its original mobile crane operations curricula and most recently in the development of its nationally accredited crane operator certification program. NACB Group is an accredited training sponsor (ATS) and an accredited assessment center (AAC), offering a variety of programs and assessments under the auspices and guidance of NCCER, and the entire technical staff are NCCER master trainers.

NACB offers a multitude of training services and coursework for heavy equipment operators and offers sophisticated simulation technology for mobile, overhead bridge and tower crane training. NACB Interactive Educational Systems, Inc. (NACB-IES) has designed “The Dominator” series of crane training simulators. In a safe, controlled virtual environment, operators can develop, test and refresh their abilities on a variety tasks and skills necessary to safely operate a crane in today's work environment. NACB Group’s Mobile Crane Telescopic Boom Simulator, Overhead Bridge Crane Simulator, Hammerhead Tower Crane Simulator, Personal Desktop Simulators and the Mobile Crane Lattice Boom Simulator are the latest technology in simulation training for NACB-IES.

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The purchase price was determined as a result of arm’s-length negotiations between the parties. The foregoing description of the acquisition does not purport to be complete and is qualified in its entirety by reference to the full text of the NACB Stock Purchase Agreement, Promissory Note and Pledge Agreement, and Consulting Agreement, copies of which are attached hereto as Exhibits 2.1, 10.1 and 10.2, respectively, and are incorporated herein in their entirety by reference.

The cash portion of the acquisition was funded from the net proceeds of the second closing of ProBility Media’s November 2017 private placement. See “Second Closing and Amendment to Securities Purchase Agreement” below.

ProBility Media had no previous relationship or association with NACB Group. There are presently no significant changes anticipated in the business or product lines of either ProBility Media or NACB Group.

The securities to be offered in connection with the acquisition have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Acquisition of Disco Learning Media, Inc.

Separately, on January 30, 2018, ProBility Media completed the purchase of all of the outstanding shares of common stock of Disco Learning Media, Inc., a technology company offering immersive technologies, digital learning and compliance solutions for the education and training markets (“Disco Learning”), pursuant to the terms of a Stock Purchase Agreement, dated as of January 18, 2018 (effective as of January 1, 2018), by and among ProBility Media, Disco Learning and the stockholders of Disco Learning (the “Disco Stock Purchase Agreement”).

The aggregate consideration for the acquisition of Disco Learning consisted of (a) a cash payment of $100,000 at closing, and (b) the issuance of $350,000 in the form of shares of ProBility Media common stock in two tranches of $50,000 in shares at closing and $300,000 in shares on the date that is six months following the closing date, in each case valuing the shares based on the three trading day average closing price per share prior to the applicable payment date (but not at a price of more than $0.50 per share).

Additionally, ProBility Media agreed to make three contingent earn-out payments to the stockholders of Disco Learning, subject to the continued employment of at least one of the principal stockholders. For the year ending December 31, 2018, for achieving stand-alone Disco Learning revenue in excess of $900,000, ProBility Media agreed to deliver to the stockholders an amount equal to $350,000, payable all in the form of shares of ProBility Media common stock. For the year ending December 31, 2018, for achieving (A) stand-alone Disco Learning revenue in excess of $900,000, ProBility Media agreed to deliver to the stockholders an amount equal to $100,000, or (B) Disco Learning revenue in excess of $1,200,000, ProBility Media agreed to deliver to the stockholders an amount equal to $200,000, in each case payable 25% of such amount in the form of cash and the remaining 75% of such amount in the form of shares of ProBility Media common stock. For the year ending December 31, 2019, for achieving (A) stand-alone Disco Learning revenue in excess of $1,800,000, ProBility Media agreed to deliver to the stockholders an amount equal to $100,000, or (B) Disco Learning revenue in excess of $2,400,000, ProBility Media agreed to deliver to the stockholders an amount equal to $200,000, in each case payable 25% of such amount in the form of cash and the remaining 75% of such amount in the form of shares of ProBility Media common stock. Payment in the form of shares of ProBility Media common stock will be based on the three trading day average closing price per share of the ProBility Media common stock prior to the applicable payment date, as reported by the OTCQB Venture Market or the primary stock market on which the ProBility Media common stock is then traded.

At the closing of the acquisition, ProBility Media entered into an Employment Agreement with each of Juan Garcia and Coleman Tharpe, former executive officers and principal stockholders of Disco Learning, for a three-year term commencing as of January 30, 2018. Pursuant to the Employment Agreements, Messrs. Garcia and Harris have agreed to devote their time to the business of ProBility Media as the President and the Director of Digital Training and Development of the Disco Learning subsidiary, respectively. The Employment Agreements provide that Messrs. Garcia and Tharpe are entitled to receive a salary of $125,550 and $100,200, respectively. The Employment Agreements provide for termination by ProBility Media upon death or disability (as defined therein) or for Cause (as defined therein). The Employment Agreements contain covenants (i) restricting the executive from engaging in any activities competitive with the business of ProBility Media or Disco Learning during the term of the agreement and for a period of one year thereafter, and from soliciting ProBility Media’s or Disco Learning’s employees, customers and prospective customers for a period of one year after the termination of the agreement, and (ii) prohibiting the executive from disclosing confidential information regarding ProBility Media or Disco Learning.

Founded in 2014 and based in Austin, Texas, Disco Learning has been executing on a vision to create a fundamental shift in learning by offering interactive educational content. Disco Learning pioneered app-based textbooks, known as “course apps,” for higher education. The team’s approach can be used in a variety of educational programs beyond the classroom, including employee training, professional development and customer education.

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Disco Learning has also developed Energy 101, the world’s first course app, which integrates the best features of an eBook with interactive learning experiences including interactive data, games, quizzes and videos. A sampling of Disco Learning’s other accomplishments includes (a) developing and managing a corporate social responsibility program for Itron, a world-leading energy services and technology company, that explores conservation, sustainability, and the deep connection between energy and water resources, and (b) evolving and deploying Top Energy Training and the TOPCORP program, commissioned by a consortium of the University of Texas at Austin, the Pennsylvania State University and Colorado School of Mines, to inspectors, regulators and other stakeholders in the oil and gas sector.

The purchase price was determined as a result of arm’s-length negotiations between the parties. The foregoing description of the acquisition does not purport to be complete and is qualified in its entirety by reference to the full text of the Disco Stock Purchase Agreement and each Employment Agreement, copies of which are attached hereto as Exhibits 2.2, 10.3 and 10.4, respectively, and are incorporated herein in their entirety by reference.

The cash portion of the acquisition was funded from the net proceeds of the second closing of ProBility Media’s November 2017 private placement. See “Second Closing and Amendment to Securities Purchase Agreement” below.

ProBility Media had no previous relationship or association with Disco Learning. There are presently no significant changes anticipated in the business or product lines of either ProBility Media or Disco Learning.

The securities to be offered in connection with the acquisition have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Second Closing and Amendment to Securities Purchase Agreement

On January 29, 2018, pursuant to the Securities Purchase Agreement, dated as of November 3, 2017, with several institutional accredited investors, ProBility Media completed the second closing of its private placement of original issue discount amortizable promissory notes (referred to as the notes) in the aggregate principal amount of $1,166,725, upon the satisfaction of certain closing conditions including the entry into definitive documents to effect the consummation of the NACB Group and Disco Learning acquisition transactions described above. Each note was issued at a price equal to 85% of its principal amount, or $1,000,000 in aggregate purchase price.

As part of the second closing, ProBility Media, the original investors and one new investor entered into Amendment No. 1 to the Securities Purchase Agreement, dated as of January 19, 2018, to provide for the addition of a new investor, clarify the use of proceeds from the second closing, increase the number of “commitment shares” to be issued at the second closing and decrease the exercise price of the warrants to be issued at the second closing, as discussed below.

ProBility Media issued to the investors at the second closing three-year common stock purchase warrants (referred to as the warrants) to purchase up to 3,333,500 shares of ProBility Media common stock at an exercise price of $0.175 per share (compared to a warrant exercise price of $0.45 per share at the first closing), and issued 941,851 shares of ProBility Media common stock to the investors at the second closing as “commitment shares” in consideration for entering into the private placement, as required by Amendment No. 1 to the Securities Purchase Agreement.

ProBility Media used the net proceeds from the second closing of the private placement primarily to fund the closing of the NACB Group and Disco Learning acquisition transactions.

The second closing of the financing transaction was completed through a private placement to unaffiliated institutional accredited investors and was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

RK Equity Capital Markets LLC acted as the placement agent for the private placement. At the second closing, ProBility Media paid a cash placement fee of $70,000 to RK Equity for acting in this capacity and issued a warrant to RK Equity to purchase 400,000 shares of ProBility Media common stock on the same terms given to the investors.

The securities offered in the private placement have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This current report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

The Securities Purchase Agreement, the form of note and form of warrant were filed as exhibits to ProBility Media’s Current Report on Form 8-K filed on November 13, 2017 with the SEC. The foregoing summary of Amendment No. 1 to the Securities Purchase Agreement is qualified in its entirety by reference to the full text of such document, a copy of which is attached hereto as Exhibit 10.5 and is incorporated herein in its entirety by reference.

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Item 9.01.	Financial Statements and Exhibits.

(a)         Financial Statements of Businesses Acquired. In accordance with Item 9.01(a), the financial statements of NACB Group, Inc. shall be provided not later than April 5, 2018. The financial statements of Disco Learning do not meet the requisite significance levels, as defined under Item 8-04 of Regulation S-X.

(b)        Pro Forma Financial Information. In accordance with Item 9.01(b), the pro forma financial information for NACB Group shall be provided not later than April 5, 2018. The pro forma financial information for Disco Learning does not meet the requisite significance levels, as defined under Item 8-05 of Regulation S-X.

(d)         Exhibits. The exhibits listed in the following Exhibit Index are filed as part of this current report.

Exhibit No.	Description
2.1	Stock Purchase Agreement, dated as of January 18, 2018 (effective as of November 1, 2017), by and among ProBility Media Corporation, North American Crane Bureau Group, Inc. and the Stockholders of North American Crane Bureau Group, Inc.

2.2	Stock Purchase Agreement, dated as of January 18, 2018 (effective as of January 1, 2018), by and among ProBility Media Corporation, North American Crane Bureau Group, Inc. and the Stockholders of North American Crane Bureau Group, Inc.

10.1	Promissory Note and Pledge Agreement, dated January 18, 2018, made by ProBility Media Corporation to Ted L. Blanton Sr., as Stockholders’ Agent, on behalf of the Stockholders of North American Crane Bureau Group, Inc.

10.2	Consulting Agreement, dated January 18, 2018, between ProBility Media Corporation and Ted L. Blanton, Sr.

10.3	Employment Agreement, dated as of January 18, 2018, between ProBility Media Corporation and Juan Garcia.

10.4	Employment Agreement, dated as of January 18, 2018, between ProBility Media Corporation and Coleman Tharpe.

10.5	Amendment No. 1 to Securities Purchase Agreement, dated as of January 19, 2018, by and among ProBility Media Corporation, the original investors listed on the Schedule of Buyers attached thereto and the new buyer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROBILITY MEDIA CORPORATION

Date: February 5, 2018	By:	/s/ Evan M. Levine
Evan M. Levine
Chairman and Chief Executive Officer

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